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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file

number                                 811-8066

AIM Combination Stock & Bond Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Robert H. Graham             11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:                 (713) 626-1919

Date of fiscal year end:             8/31

Date of reporting period:         08/31/04

Item 1. Reports to Stockholders.

INVESCO Core Equity Fund

Annual Report to Shareholders • August 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

-registered trademark-

[AIM Investments Logo] -registered trademark-

INVESCO CORE EQUITY FUND seeks to provide a high total return through both growth and current income.

■	Unless otherwise stated, information presented in this report is as of 8/31/04 and is based on total net assets.

■	Effective October 15, 2004, after the close of the reporting period, INVESCO Core Equity Fund was renamed AIM Core Stock Fund.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the debt securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500—registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lehman U.S. Aggregate Bond Index (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Bloomberg, Inc. is an independent financial research and reporting firm.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

New Board Chairman

[GRAHAM PHOTO] Robert H. Graham	It is my pleasure to introduce you to Bruce Crockett, the new Chair of the Board of Trustees of the AIM Funds. It has been my honor to have served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund’s investment advisor, serve as chairman of the funds’ board. In addition, a similar provision was included in the terms of AIM Advisors’ recent settlements with certain regulators. Accordingly, the AIM Funds’ board recently elected Mr. Crockett as Chair. His appointment became effective on October 4. I will remain on the funds’ board, as will Mark Williamson, President and Chief Executive Officer of AIM. We both pledge our full support to Mr. Crockett. As before, the AIM Funds board will consist of 14 independent directors and Mark Williamson and me. I will also remain Chairman of A I M Management Group Inc.

[CROCKETT PHOTO] Bruce L. Crockett

Mr. Crockett has been a member of the AIM Funds’ board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the Funds’ board in AIM’s history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

Market conditions during the fiscal year

After a run-up in 2003, equity markets paused in 2004. Sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—particularly surging oil prices—the war on terrorism and an upcoming presidential election created uncertainty, resulting in relatively flat returns year to date in 2004.

The S&P 500 Index gained 11.45% over the 12 months ended August 31, 2004, but much of the upswing occurred in the latter part of 2003. Year to date as of August 31, 2004, the S&P 500 Index has returned just 0.42%. Fixed income markets, which rallied late in the fiscal year, ended up providing more attractive performance. The Lehman U.S. Aggregate Bond Index returned 6.13% for the fiscal year, 3.07% year to date.

In uncertain periods like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only sure thing is their unpredictability. Historically, markets have risen over the long run, with the S&P 500 Index returning 13.10% per year on average over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.33%.* While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

Your fund

In the following pages you will find an explanation of how your fund was managed during the year and how it performed in comparison to various benchmarks. We hope you find this discussion informative. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

AIM remains committed, as ever, to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments—service mark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman A I M Management Group Inc.
October 15, 2004

*	Average annual total return August 31, 1979 to August 31, 2004. Source: Lipper, Inc.

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

[WILLIAMSON PHOTO]	On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. the Funds’ investment advisor, announced that final settlements had been reached with the Securities and Exchange Commission, the New York Attorney General, the Colorado Attorney General and the Secretary of State of Georgia regarding the company’s previously disclosed civil enforcement actions and investigations related to market timing.

Mark H. Williamson	The monetary amounts and other terms of the final settlements are consistent with AMVESCAP’s previously announced agreements in principle with state regulators and the SEC staff on September 7, 2004.

It is important to note that none of the costs of the settlements will be borne by the INVESCO and AIM funds or fund shareholders. These costs will be borne by AMVESCAP.

We deeply regret the harm done to fund shareholders. We also pledge to rededicate ourselves to maintaining the highest ethical standards and ensuring we consistently place our shareholders’ interests first. With that in mind, we have taken a number of significant steps to improve our policies and procedures. They include:

■ Strengthened daily monitoring of trading activities.

■ The imposition of a 2% redemption fee on short-term trades in selected funds we believe are most likely to be vulnerable to short-term trading activity.

■ The implementation of an enhanced exchange policy designed to limit exchanges between funds.

■ An enhanced fair value pricing policy for foreign securities, when appropriate, to take into account events that may occur after the close of foreign markets, but prior to the close of U.S. markets.

Details of the financial terms and answers to many commonly asked questions can be found on the home page of AIMinvestments.com.

Now that we have reached these final settlements, we look forward to moving ahead with the business of building quality investment solutions for our clients.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson
President and Chief Executive Officer A I M Management Group Inc.
October 15, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund continued focus on large-cap growth and value stocks

For the fiscal year ended August 31, 2004, INVESCO Core Equity Fund’s Investor Class shares returned 2.83%. Investor Class shares have neither front-end sales charges nor contingent deferred sales charges; therefore, performance is at net asset value. The performance of other share classes and related benchmark indexes is shown in the table on page 5.

The underperformance of the fund’s holdings in the financials, information technology and energy sectors accounted for most of the difference in performance compared to the S&P 500 Index, which returned 11.45% for the same period. The difference in performance between the fund and the Lipper Large-Cap Core Fund Index, which returned 7.99%, can be attributed primarily to the fund’s overweight position in information technology and its underweight position in energy compared to that index.

Market conditions

The economic expansion that began in 2003 took hold in the first half of 2004, triggering a rise in inflation and the expectation of higher interest rates. The average annualized rate of inflation, just 1% in calendar year 2003, rose to 2% during the first half of 2004 as energy prices soared and demand increased for commodities and industrial materials. In response, the U.S. Federal Reserve (the Fed) increased the key federal funds target rate from 1.00% to 1.25% in June and to 1.50% in August.

Gross domestic product, the broadest measure of economic activity, was positive for the four calendar quarters ended June 30, 2004, although it slowed from an annualized rate of 7.4% in the third quarter of 2003 to an annualized rate of 3.3% in the second quarter of 2004. Average monthly job creation was 60,000 in the fourth quarter of 2003, but it rose to 180,000 during the first eight months of 2004.

In its July 2004 Monetary Report to Congress, the Fed reported that “the outlook for the U.S. economy is, on balance, positive,” and that capital spending by business remained brisk. Most U.S. regions reported expanding economic activity in June and early July, although several districts reported that the rate of growth moderated, according to the Fed’s Beige Book report issued in late July.

As of the close of the fiscal year, almost 86% of S&P 500 Index firms reported second-quarter earnings that met or exceeded expectations, according to Bloomberg. On average, second quarter earnings per share among S&P 500 Index firms rose by more than 26% from year-ago levels. Year-over-year earnings growth was strongest in the materials, information technology and energy sectors and weakest in the telecommunication services, utilities and consumer staples sectors.

Despite strong corporate earnings and improving economic conditions over the period, most of the one-year gains in the S&P 500 Index as of August 31, 2004, resulted from gains occurring in 2003. At the close of the fund’s fiscal year, the S&P’s calendar-year-to-date return was 0.42%. The tepid performance of the U.S. stock market in 2004 has been attributed to the threat of terrorism, the rise in oil prices, the uncertainty preceding the presidential election as well as several disappointing reports on jobs created and consumer sentiment.

Your fund

Our portfolio management team became solely responsible for the management of the fund in October 2003. We continued our focus on large-cap stocks, selecting them according to our Core Multiple Attribute model, under which a stock is judged suitable for purchase if it possesses one of three characteristics that are attractive relative to the S&P 500 Index: a low price-to-earnings ratio, a high dividend yield or consistently above-average earnings growth.

During the period, our investment strategy resulted in the fund owning both growth and value stocks. We believe that, over time, this helps minimize portfolio volatility. In addition, our strategies to minimize risk included: limiting the size of any holding to no more than 5% of the portfolio, limiting the fund’s exposure to any sector to no more than 10% more or less than that sector’s weight in the S&P 500 Index and maintaining a diversified portfolio of approximately 50 to 70 stocks.

The transition to the Core Multiple Attribute model for stock selection resulted in a higher portfolio turnover rate than the fund has had in prior years so that the fund’s holdings could be aligned with the new stock-selection strategy. It also resulted in several modest changes to sector weightings, most notably increases in technology and industrials and decreases in consumer staples and energy.

PORTFOLIO COMPOSITION
By sector
[PIE CHART]
Information Technology	23.4%
Financials	20.8
Industrials	15.9
Health Care	13.9
Materials	10.3
Consumer Discretionary	9.7
Consumer Staples	5.8
Money Market Funds, plus other assets less liabilities	0.2

TOP 10 EQUITY HOLDINGS*
1. Johnson & Johnson	4.5%
2. Pfizer Inc.	4.1
3. Microsoft Corp.	3.4
4. Home Depot, Inc. (The)	3.1
5. Fannie Mae	3.0
6. General Electric Co.	2.9
7. Cisco Systems, Inc.	2.9
8. Citigroup Inc.	2.9
9. Eaton Corp.	2.6
10. Goldman Sachs Group, Inc. (The)	2.5

TOP 10 INDUSTRIES*
1. Pharmaceuticals	10.7%
2. Thrifts & Mortgage Finance	6.8
3. Investment Banking & Brokerage	6.8
4. Industrial Machinery	6.2
5. Semiconductors	6.1
6. Systems Software	4.8
7. Communications Equipment	4.2
8. Other Diversified Financial Services	4.2
9. Aerospace & Defense	4.1
10. Industrial Gases	4.0
*	Excluding money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

4

During the period, the fund was overweight in the materials, industrials and information technology sectors compared to the S&P 500 Index. The fund was underweight in the energy sector during the period, and by the end of the fiscal year, the fund had no holdings in the energy sector.

The fund’s overweight position in the materials and industrials sectors benefited fund performance over the period. Investors favored these sectors because of the improving economy and the resultant strong corporate earnings reported during the period.

Our stock selection and the fund’s overweight position in the information technology sector detracted from fund performance. The fund’s portfolio contained a number of semiconductor stocks, and the semiconductor industry suffered from concerns that the average sales price for chips may decline when supply and capacity catch up with demand.

Lastly, our underweighting of the energy sector did not enable the fund to participate fully in that sector’s strong performance, which resulted from record-level energy prices.

Johnson & Johnson and QUALCOMM were standouts among stocks that contributed to fund performance for the fund’s fiscal year. Johnson & Johnson’s double-digit earnings growth from multiple divisions caused its stock price to appreciate. In July 2004, the company announced a 16.5% increase in second-quarter net earnings per share over the same quarter of the previous year.

QUALCOMM, a global communications equipment company, pioneered the use of a technology used in wireless communications equipment and satellite ground stations. For its fiscal quarter ended June 27, QUALCOMM reported an increase in revenue that was 50% over the same quarter of 2003 and 10% above the previous quarter of 2004. At the close of the fiscal year, the fund owned shares in both Johnson & Johnson and QUALCOMM.

Stocks that detracted from fund performance included Jabil Circuit and Viacom. Jabil Circuit manufactures printed circuit boards and other electronic components that are used in computers, computer peripherals and automobiles. In its earnings release for its fiscal quarter ending May 31, 2004, the company lowered its outlook for the quarter to follow because of a slowdown in orders for its products. As of August 31, 2004, the fund no longer owned shares in the company.

Viacom, one of the world’s largest media companies, owns television networks, television stations, publisher Simon and Schuster, Infinity Broadcasting (radio), and is majority owner of Blockbuster. In its earnings release issued in July 2004, the company announced strong gains from its cable networks and television, but low single-digit increases in revenue from its radio, outdoor (billboards) and video operations. At the close of the period, the fund continued to own shares in Viacom.

In closing

During the period, we remained committed to the Core Multiple Attribute model implemented in November 2003 for our stock selection process and to maintaining a diversified portfolio of value and growth stocks.

The views and opinions expressed in Management’s Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important fund and index disclosures on the first page of this report.

Effective August 2, 2004, the fund is managed using a team approach. The investment team includes portfolio managers who concentrate on stock selection, investment personnel who concentrate on portfolio strategies, as well as research analysts.

FUND VS. INDEXES
Total returns, 8/31/03-8/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.
Class A Shares	2.48%
Class B Shares	1.71
Class C Shares	1.50
Class K Shares	1.90
Investor Class Shares	2.83
S&P 500 Index (Broad Market and Style-specific Index)	11.45
Lipper Large-Cap Core Fund Index (Peer Group Index)	7.99
Source: Lipper, Inc.
TOTAL NET ASSETS	$2.06 billion
TOTAL NUMBER OF HOLDINGS	60	*

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 7.

5

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 - August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (3/1/04)	Ending Account Value (8/31/04)[1]	Expenses Paid During Period[2,3]	Ending Account Value (8/31/04)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$944.30	$6.01	$1,018.95	$6.24
Class B	1,000.00	941.60	9.27	1,015.58	9.63
Class C	1,000.00	940.30	9.61	1,015.23	9.98
Class K	1,000.00	944.10	8.55	1,016.34	8.87
Investor	1,000.00	946.80	5.29	1,019.71	5.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was -5.57%, -5.84%, -5.97%, -5.59% and -5.32% for Class A, B, C, K and Investor class shares, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio (1.23%, 1.90%, 1.97%, 1.75% and 1.08% for Class A, B, C, K and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Effective on April 1, 2004 the board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratios restated as if these changes had been in effect throughout the entire most recent fiscal half year are 1.12%, 1.77%, 1.77%, 1.22% and 0.93% for Class A, B, C, K and Investor class shares, respectively.

[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.47, $8.64, $8.63, $5.96, and $4.55 for Class A, B, C, K and Investor class shares, respectively.

[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.69, $8.97, $8.97, $6.19 and $4.72 for Class A, B, C, K and Investor class shares, respectively.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

6

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the early years depicted in the chart before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the early years depicted. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-5.46%
1 Year	-3.14

Class B Shares
Inception (3/28/02)	-5.30%
1 Year	-3.24

Class C Shares
Inception (2/14/00)	-2.89%
1 Year	0.52

Class K Shares
Inception (12/13/00)	-5.64%
1 Year	1.90

Investor Class Shares
10 Years	7.32%
5 Years	-1.60
1 Year	2.83

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	-3.95%
1 Year	5.16

Class B Shares
Inception (3/28/02)	-3.75%
1 Year	5.39

Class C Shares
Inception (2/14/00)	-1.96%
1 Year	9.31

Class K Shares
Inception (12/13/00)	-4.70%
1 Year	10.60

Investor Class Shares
10 Years	8.21%
5 Years	-1.52
1 Year	11.76

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

For Class B shares and Class K shares, had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

RESULTS OF A $10,000 INVESTMENT

8/31/94–8/31/04

[MOUNTAIN CHART]

Date	INVESCO Core Equity Fund Investor Class Shares	Lipper Large-Cap Core Fund Index	S&P 500 Index
8/31/94	$10000	$10000	$10000
11/94	9554	9598	9612
2/95	10066	10196	10396
5/95	10892	11025	11457
8/95	11366	11719	12142
11/95	11998	12573	13162
2/96	12608	13299	14000
5/96	12931	13886	14712
8/96	12822	13642	14415
11/96	14468	15583	16826
2/97	14893	16112	17661
5/97	15797	17264	19044
8/97	16958	18447	20271
11/97	17860	19413	21623
2/98	19033	21375	23840
5/98	19539	22273	24882
8/98	17340	19679	21917
11/98	20043	23527	26744
2/99	20453	25164	28550
5/99	21828	26165	30115
8/99	21986	26541	30641
11/99	23083	28076	32331
2/00	22194	28724	31898
5/00	23675	29432	33267
8/00	25230	32106	35637
11/00	23163	27402	30965
2/01	23164	25868	29284
5/01	23566	26273	29758
8/01	21341	23720	26951
11/01	20874	23906	27183
2/02	21097	23397	26500
5/02	20635	22761	25641
8/02	17727	19776	22103
11/02	18078	20102	22696
2/03	16404	18297	20492
5/03	18739	20771	23573
8/03	19716	21719	24768
11/03	20126	22677	26119
2/04	21410	24387	28381
5/04	20839	23873	27892
8/04	$20276	$23454	$27603

Source: Lipper, Inc.

7

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Common Stocks–99.80%

Aerospace & Defense–4.12%
Honeywell International Inc.	1,053,800	$37,915,724
United Technologies Corp.	498,800	46,842,308
		84,758,032

Aluminum–1.43%
Alcoa Inc.	910,400	29,478,752

Asset Management & Custody Banks–1.43%
Bank of New York Co., Inc. (The)	991,400	29,543,720

Biotechnology–1.19%
Amgen Inc.(a)	411,500	24,397,835

Communications Equipment–4.23%
Cisco Systems, Inc.(a)	3,167,600	59,424,176
Motorola, Inc.	894,300	14,442,945
QUALCOMM Inc.	345,100	13,131,055
		86,998,176

Computer Hardware–2.66%
Dell Inc.(a)	1,278,200	44,532,488
International Business Machines Corp.	121,200	10,264,428
		54,796,916

Computer Storage & Peripherals–1.55%
EMC Corp.(a)	2,955,800	31,833,966

Construction & Farm Machinery & Heavy Trucks–1.19%
Deere & Co.	386,600	24,460,182

Consumer Finance–1.62%
MBNA Corp.	1,378,000	33,264,920

Data Processing & Outsourced Services–1.45%
First Data Corp.	704,600	29,769,350

Diversified Chemicals–2.39%
E. I. du Pont de Nemours & Co.	642,200	27,139,372
PPG Industries, Inc.	367,900	21,989,383
		49,128,755

Drug Retail–2.48%
Walgreen Co.	1,403,000	51,139,350

Electrical Components & Equipment–1.56%
Emerson Electric Co.	517,500	32,214,375

Electronic Manufacturing Services–1.40%
Flextronics International Ltd. (Singapore)(a)	1,180,700	14,652,487

	Shares	Market Value

Electronic Manufacturing Services–(Continued)
Sanmina-SCI Corp.(a)	2,034,900	$14,081,508
		28,733,995

Forest Products–1.29%
Weyerhaeuser Co.	424,000	26,504,240

General Merchandise Stores–2.19%
Target Corp.	1,010,100	45,030,258

Health Care Equipment–2.02%
Boston Scientific Corp.(a)	530,000	18,936,900
Medtronic, Inc.	455,200	22,646,200
		41,583,100

Home Improvement Retail–3.65%
Home Depot, Inc. (The)	1,739,500	63,596,120
Sherwin-Williams Co. (The)	281,700	11,634,210
		75,230,330

Household Products–1.25%
Procter & Gamble Co. (The)	461,452	25,827,468

Hypermarkets & Super Centers–0.92%
Wal-Mart Stores, Inc.	361,600	19,045,472

Industrial Conglomerates–2.90%
General Electric Co.	1,820,700	59,700,753

Industrial Gases–3.98%
Air Products & Chemicals, Inc.	617,300	32,334,174
Praxair, Inc.	1,222,100	49,592,818
		81,926,992

Industrial Machinery–6.16%
Eaton Corp.	885,400	53,433,890
Illinois Tool Works Inc.	355,417	32,446,018
Ingersoll-Rand Co.–Class A (Bermuda)	629,800	40,943,298
		126,823,206

Internet Retail–1.55%
eBay Inc.(a)	367,900	31,838,066

Investment Banking & Brokerage–6.75%
Goldman Sachs Group, Inc. (The)	579,900	51,988,035
Lehman Brothers Holdings Inc.	689,700	50,961,933
Merrill Lynch & Co., Inc.	704,600	35,983,922
		138,933,890

Movies & Entertainment–1.11%
Viacom Inc.–Class B	685,900	22,847,329

F-1

	Shares	Market Value

Other Diversified Financial Services–4.22%
Citigroup Inc.	1,272,000	$59,249,760
JPMorgan Chase & Co.	698,400	27,642,672
		86,892,432

Paper Products–1.26%
International Paper Co.	648,500	25,952,970

Pharmaceuticals–10.68%
Johnson & Johnson	1,608,700	93,465,470
Lilly (Eli) & Co.	328,200	20,824,290
Pfizer Inc.	2,556,480	83,520,202
Wyeth	604,800	22,117,536
		219,927,498

Semiconductor Equipment–1.17%
Applied Materials, Inc.(a)	1,521,400	24,175,046

Semiconductors–6.10%
Altera Corp.(a)	1,209,700	22,887,524
Analog Devices, Inc.	398,900	13,849,808
Intel Corp.	2,020,300	43,012,187
Linear Technology Corp.	810,600	28,995,162
Maxim Integrated Products, Inc.	386,600	16,790,038
		125,534,719

Soft Drinks–1.09%
PepsiCo, Inc.	448,900	22,445,000

Specialty Stores–1.24%
Bed Bath & Beyond Inc.(a)	294,400	11,016,448
Tiffany & Co.	467,700	14,475,315
		25,491,763

	Shares	Market Value

Systems Software–4.80%
Microsoft Corp.	2,556,500	$69,792,450
Symantec Corp.(a)	604,800	29,006,208
		98,798,658

Thrifts & Mortgage Finance–6.77%
Fannie Mae	823,100	61,279,795
PMI Group, Inc. (The)	916,600	38,066,398
Radian Group Inc.	904,100	40,051,630
		139,397,823
Total Common Stocks (Cost $1,906,218,720)		2,054,425,337
Money Market Funds–0.28%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $5,712,478)(b)(c)	5,712,478	5,712,478
TOTAL INVESTMENTS–100.08% (Cost $1,911,931,198)		2,060,137,815
OTHER ASSETS LESS LIABILITIES–(0.08%)		(1,702,958)
NET ASSETS–100.00%		$2,058,434,857

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $1,906,218,720)	$2,054,425,337
Investments in affiliated money market funds (cost $5,712,478)	5,712,478
Total investments (cost $1,911,931,198)	2,060,137,815
Receivables for:
Fund shares sold	471,016
Dividends	3,187,496
Amount due from advisor	51,355
Investment for trustee deferred compensation and retirement plans	522,928
Other assets	67,623
Total assets	2,064,438,233

Liabilities:
Payables for:
Fund shares reacquired	3,219,534
Trustee deferred compensation and retirement plans	658,241
Accrued distribution fees	557,096
Accrued trustees’ fees	3,776
Accrued transfer agent fees	1,262,267
Accrued operating expenses	302,462
Total liabilities	6,003,376
Net assets applicable to shares outstanding	$2,058,434,857

Net assets consist of:
Shares of beneficial interest	$1,760,143,849
Undistributed net investment income	851,458
Undistributed net realized gain from investment securities	149,232,933
Unrealized appreciation of investment securities	148,206,617
$2,058,434,857

Net Assets:
Class A	$8,158,754
Class B	$1,390,294
Class C	$7,952,389
Class K	$2,002,751
Investor Class	$2,038,930,669

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	755,340
Class B	130,643
Class C	742,180
Class K	188,087
Investor Class	187,091,461
Class A:
Net asset value per share	$10.80
Offering price per share:
(Net asset value of $10.80 ÷ 94.50%)	$11.43
Class B:
Net asset value and offering price per share	$10.64
Class C:
Net asset value and offering price per share	$10.71
Class K:
Net asset value and offering price per share	$10.65
Investor Class:
Net asset value and offering price per share	$10.90

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended August 31, 2004

Investment income:
Dividends	$34,324,529
Dividends from affiliated money market funds	245,040
Total investment income	34,569,569

Expenses:
Advisory fees	12,399,986
Administrative services fees	1,012,518
Custodian fees	291,821
Distribution fees:
Class A	31,032
Class B	17,744
Class C	94,805
Class K	70,747
Investor Class	3,893,759
Transfer agent fees:
Class A	17,203
Class B	5,859
Class C	35,220
Class K	192,701
Investor Class	5,542,345
Trustees’ fees and retirement benefits	54,295
Other	1,696,863
Total expenses	25,356,898
Less: Fees waived, expenses reimbursed and expense offset arrangements	(3,433,216)
Net expenses	21,923,682
Net investment income	12,645,887

Realized and unrealized gain (loss) from investment securities:
Net realized gain from investment securities	442,245,764
Change in net unrealized appreciation (depreciation) of investment securities	(369,446,192)
Net gain from investment securities	72,799,572
Net increase in net assets resulting from operations	$85,445,459

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$12,645,887	$5,818,186	$24,807,474
Net realized gain (loss) from investment securities	442,245,764	40,441,687	(211,794,329)
Change in net unrealized appreciation (depreciation) of investment securities	(369,446,192)	83,219,495	(136,219,795)
Net increase (decrease) in net assets resulting from operations	85,445,459	129,479,368	(323,206,650)
Distributions to shareholders from net investment income:
Class A	(19,539)	(6,082)	(52,765)
Class B	—	—	(7,356)
Class C	—	(998)	—
Class K	—	—	(25,622)
Investor Class	(11,841,700)	(5,589,406)	(24,864,139)
Total distributions from net investment income	(11,861,239)	(5,596,486)	(24,949,882)
Distributions to shareholders from net realized gains:
Class A	(246,167)	—	—
Class B	(39,069)	—	—
Class C	(278,310)	—	—
Class K	(597,963)	—	—
Investor Class	(68,863,253)	—	—
Total distributions from net realized gains	(70,024,762)	—	—
Decrease in net assets resulting from distributions	(81,886,001)	(5,596,486)	(24,949,882)
Share transactions–net:
Class A	4,298,917	(1,000,540)	4,187,777
Class B	71,882	62,611	974,556
Class C	(2,415,544)	1,057,099	294,251
Class K	(23,309,936)	1,769,791	(2,275,396)
Investor Class	(518,858,620)	(86,425,065)	(322,823,704)
Net increase (decrease) in net assets resulting from share transactions	(540,213,301)	(84,536,104)	(319,642,516)
Net increase (decrease) in net assets	(536,653,843)	39,346,778	(667,799,048)

Net assets:
Beginning of period	2,595,088,700	2,555,741,922	3,223,540,970
End of period (including undistributed net investment income (loss) of $851,458, $(67,050) and $(288,750) for August 31, 2004, August 31, 2003 and May 31, 2003, respectively)	$2,058,434,857	$2,595,088,700	$2,555,741,922

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Core Equity Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Combination Stock & Bond Funds, Inc., formerly known as INVESCO Combination Stock & Bond Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

F-6

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
From $350 million to $700 million	0.55%
From $700 million to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $9,349,631. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003, through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $3,050,355. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60 and 1.40% of net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through August 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $9,587.

For the period November 25, 2003 through August 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,884, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $447, $0, $35,341 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $89,063.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $170,044 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

F-7

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $740,479 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $272,039 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $18,420. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $5,774,908. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $31,032, $17,744, $94,805, $70,747 and $825,143, respectively. AIM has reimbursed $3,068,616 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $5,020 in front-end sales commissions from the sale of Class A shares and $1, $545, $2,619 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended August 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$31,189,550	$576,232,161	$(601,709,233)	$—	$5,712,478	$245,040	$—
(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from commission rebates. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $3,768. During the year ended August 31, 2004 the fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with a broker were rebated to the fund. These commission rebates were used to offset custodian fees in the amount of $49,466 payable to SSB, the custodian of the fund and administrator of the commissions rebate program. The commissions rebate program was discontinued in November 2003.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

F-8

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $5,544 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceed 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $6,180,625 with a weighted average interest rate of 1.70% and interest expense of $3,362.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003 was as follows:

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003
Distributions paid from:
Ordinary income	$11,861,239	$5,596,486	$24,949,882
Long-term capital gain	70,024,762	—	—
Total distributions	$81,886,001	$5,596,486	$24,949,882

F-9

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:

2004
Undistributed ordinary income	$21,152,608
Undistributed long-term gain	129,886,857
Unrealized appreciation — investments	147,768,830
Temporary book/tax differences	(517,287)
Shares of beneficial interest	1,760,143,849
Total net assets	$2,058,434,857

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

The Fund utilized $203,269,965 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of August 31, 2004.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $2,459,569,101 and $3,039,100,526, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$217,859,262
Aggregate unrealized (depreciation) of investment securities	(70,090,432)
Net unrealized appreciation of investment securities	$147,768,830

Cost of investments for tax purposes is $1,912,368,985.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of re-domestication expenses and directed brokerage transactions, on August 31, 2004, undistributed net investment income (loss) was increased by $133,860, undistributed net realized gain (loss) was decreased by $9,950,534 and shares of beneficial interest increased by $9,816,674. This reclassification had no effect on the net assets of the Fund.

F-10

NOTE 10—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(a)
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	846,231	$9,220,035	55,314	$586,906	811,049	$7,869,888
Class B	172,795	1,916,951	8,424	89,024	109,624	1,058,736
Class C	347,480	3,824,650	310,777	3,290,246	977,548	9,600,440
Class K	317,107	3,489,187	246,903	2,602,092	900,319	8,695,901
Investor Class	8,134,344	91,171,779	14,299,729	153,015,949	134,487,016	1,296,519,272
Issued as reinvestment of dividends:
Class A	23,566	259,409	516	5,603	5,018	49,151
Class B	3,324	36,128	—	—	557	5,441
Class C	24,516	268,687	87	944	—	—
Class K	55,112	597,963	—	—	2,620	25,622
Investor Class	6,779,303	75,325,167	469,968	5,146,153	2,317,437	22,900,224
Automatic conversion of Class B shares to Class A shares:(b)
Class A	10,734	120,595	—	—	—	—
Class B	(10,877)	(120,595)	—	—	—	—
Reacquired:
Class A	(483,474)	(5,301,122)	(148,933)	(1,593,049)	(390,387)	(3,731,262)
Class B	(163,693)	(1,760,602)	(2,484)	(26,413)	(9,405)	(89,621)
Class C	(591,818)	(6,508,881)	(210,499)	(2,234,091)	(962,681)	(9,306,189)
Class K	(2,542,717)	(27,397,086)	(78,856)	(832,301)	(1,199,935)	(10,996,919)
Investor Class	(61,121,306)	(685,355,566)	(22,839,113)	(244,587,167)	(169,909,141)	(1,642,243,200)
	(48,199,373)	$(540,213,301)	(7,888,167)	$(84,536,104)	(32,860,361)	$(319,642,516)
(a)	There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11.50% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b)	Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	April 1, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$10.86		$10.35		$11.56	$12.34
Income from investment operations:
Net investment income	0.02	(a)	0.00		0.15	0.01
Net gains (losses) on securities (both realized and unrealized)	0.25		0.53		(1.21)	(0.71)
Total from investment operations	0.27		0.53		(1.06)	(0.70)
Less distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.15)	(0.08)
Distributions from net realized gains	(0.31)		—		—	—
Total distributions	(0.33)		(0.02)		(0.15)	(0.08)
Net asset value, end of period	$10.80		$10.86		$10.35	$11.56
Total return(b)	2.48%		5.09%		(9.09)%	(5.67)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$8,159		$3,893		$4,674	$297
Ratio of expenses to average net assets	1.25	%(c)(d)	1.26	%(e)	1.23%	0.99	%(e)
Ratio of net investment income to average net assets	0.18	%(c)	0.64	%(e)	0.92%	1.41	%(e)
Portfolio turnover rate(f)	104%		14%		36%	25%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $8,866,420.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.26%,
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-12

NOTE 11—Financial Highlights (continued)

	Class B
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	April 1, 2001 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$10.76		$10.27		$11.54	$12.34
Income from investment operations:
Net investment income (loss)	(0.06	)(a)	0.00		0.00 (a)	0.01
Net gains (losses) on securities (both realized and unrealized)	0.25		0.49		(1.17)	(0.73)
Total from investment operations	0.19		0.49		(1.17)	(0.72)
Less distributions:
Dividends from net investment income	—		—		(0.10)	(0.08)
Distributions from net realized gains	(0.31)		—		—	—
Total distributions	(0.31)		—		(0.10)	(0.08)
Net asset value, end of period	$10.64		$10.76		$10.27	$11.54
Total return(b)	1.71%		4.77%		(10.11)%	(5.83)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,390		$1,390		$1,264	$258
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.98	%(c)	2.16	%(d)	2.16%	1.62	%(d)
Without fee waivers and expense reimbursements	2.41	%(c)	2.35	%(d)	2.57%	1.62	%(d)
Ratio of net investment income (loss) to average net assets	(0.55	)%(c)	(0.19	)%(d)	(0.05)%	0.84	%(d)
Portfolio turnover rate(e)	104%		14%		36%	25%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $1,774,393.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 11—Financial Highlights (continued)

	Class C
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			February 15, 2000 (Date sales commenced) to May 31, 2000
					2003	2002	2001
Net asset value, beginning of period	$10.85		$10.34		$11.51	$13.77	$15.32	$14.55
Income from investment operations:
Net investment income (loss)	(0.08	)(a)	0.00		(0.01)	0.05	0.18	0.12
Net gains (losses) on securities (both realized and unrealized)	0.25		0.51		(1.16)	(1.86)	(0.38)	0.84
Total from investment operations	0.17		0.51		(1.17)	(1.81)	(0.20)	0.96
Less distributions:
Dividends from net investment income	—		(0.00)		—	(0.45)	(1.35)	(0.19)
Distributions from net realized gains	(0.31)		—		—	—	—	—
Total distributions	(0.31)		—		—	(0.45)	(1.35)	(0.19)
Net asset value, end of period	$10.71		$10.85		$10.34	$11.51	$13.77	$15.32
Total return(b)	1.50%		4.94%		(10.17)%	(13.17)%	(1.22)%	6.66%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$7,952		$10,435		$8,912	$9,747	$10,404	$1,388
Ratio of expenses to average net assets	2.13	%(c)(d)	2.12	%(e)	2.20%	1.90%	1.73%	1.67	%(e)
Ratio of net investment income (loss) to average net assets	(0.70	)%(c)	(0.15	)%(e)	(0.12)%	0.40%	0.75%	0.94	%(e)
Portfolio turnover rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales changes.
(c)	Ratios are based on average daily net assets of $9,480,511.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.14%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-14

NOTE 11—Financial Highlights (continued)

	Class K
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			December 14, 2000 (Date sales commenced) to May 31, 2001
					2003		2002
Net asset value, beginning of period	$10.75		$10.25		$11.41		$13.84	$14.38
Income from investment operations:
Net investment income (loss)	(0.07	)(a)	0.00	(a)	0.01	(a)	0.20	(0.05)
Net gains (losses) on securities (both realized and unrealized)	0.28		0.50		(1.16)		(1.98)	(0.48)
Total from investment operations	0.21		0.50		(1.15)		(1.78)	(0.53)
Less distributions:
Dividends from net investment income	—		—		(0.01)		(0.65)	(0.01)
Distributions from net realized gains	(0.31)		—		—		—	—
Total distributions	(0.31)		—		(0.01)		(0.65)	(0.01)
Net asset value, end of period	$10.65		$10.75		$10.25		$11.41	$13.84
Total return(b)	1.90%		4.88%		(10.07)%		(12.91)%	(3.68)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,003		$25,351		$22,450		$28,372	$1
Ratio of expenses to average net assets	2.11	%(c)(d)	2.11	%(e)	1.98	%(d)	1.18%	3.00	%(e)
Ratio of net investment income (loss) to average net assets	(0.68	)%(c)	(0.14	)%(e)	0.08%		1.08%	(0.71	)%(e)
Portfolio turnover rate(f)	104%		14%		36%		25%	36%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $15,721,533.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.34%. and 2.63% for the years ended August 31, 2004 and May 31,2003, respectively.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-15

NOTE 11—Financial Highlights (continued)

	Investor Class
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,
					2003	2002	2001	2000
Net asset value, beginning of period	$10.95		$10.43		$11.60	$13.91	$15.45	$15.85
Income from investment operations:
Net investment income (loss)	0.06	(a)	0.02		0.10	0.16	0.22	0.24
Net gains (losses) on securities (both realized and unrealized)	0.25		0.52		(1.17)	(1.88)	(0.31)	1.05
Total from investment operations	0.31		0.54		(1.07)	(1.72)	(0.09)	1.29
Less distributions:
Dividends from net investment income	(0.05)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Distributions from net realized gains	(0.31)		—		—	—	—	—
Total distributions	(0.36)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Net asset value, end of period	$10.90		$10.95		$10.43	$11.60	$13.91	$15.45
Total return(b)	2.83%		5.22%		(9.18)%	(12.42)%	(0.45)%	8.46%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,038,931		$2,554,020		$2,518,441	$3,184,866	$4,120,025	$4,405,739
Ratio of expenses to average net assets	0.89	%(c)(d)	1.05	%(e)	1.08%	1.02%	0.96%	0.93%
Ratio of net investment income to average net assets	0.54	%(c)	0.91	%(e)	0.99%	1.27%	1.47%	1.52%
Portfolio turnover rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,380,820,638.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.03%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-16

NOTE 12—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

F-17

NOTE 12—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

F-18

NOTE 12—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

F-19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Core Equity Fund now, known as AIM Core Stock Fund (one of the funds constituting AIM Combination Stock & Bond Funds, formerly known as INVESCO Combination Stock & Bond Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

F-20

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Core Equity Fund (“Fund”), a portfolio of AIM Combination Stock & Bond Funds (“Trust”), (formerly AIM Combination Stock & Bond Funds, Inc. and INVESCO Combination Stock & Bond Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003 and November 4, 2003. The meeting was held for the following purposes:

(1)	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Directors/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	166,072,606	8,345,394
	Frank S. Bayley	166,164,364	8,253,636
	James T. Bunch	166,212,186	8,205,814
	Bruce L. Crockett	166,235,538	8,182,462
	Albert R. Dowden	166,136,728	8,281,272
	Edward K. Dunn, Jr.	166,130,617	8,287,383
	Jack M. Fields	166,157,786	8,260,214
	Carl Frischling	166,013,925	8,404,075
	Robert H. Graham	166,017,725	8,400,275
	Gerald J. Lewis	165,893,700	8,524,300
	Prema Mathai-Davis	166,063,905	8,354,095
	Lewis F. Pennock	166,165,464	8,252,536
	Ruth H. Quigley	165,898,170	8,519,830
	Louis S. Sklar	166,094,101	8,323,899
	Larry Soll, Ph.D.	166,202,999	8,215,001
	Mark H. Williamson	165,982,958	8,435,042

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	127,789,148	7,143,861	4,563,891
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc .	127,367,442	7,437,448	4,692,010
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	148,629,307	7,983,718	17,804,975	**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	156,957,964	8,515,900	19,869,530	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
**	Includes Broker Non-Votes

F-21

Proxy Results (Unaudited) (continued)

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(4)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	160,392,815	8,623,357	20,168,480	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
**	Includes Broker Non-Votes

F-22

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Combination Stock & Bond Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Crocket was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Trustees and Officers (Continued)

As of May 31, 2004

The address of each trustee and officer of AIM Combination Stock & Bond Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[5] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A
[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
[5]	Mr. Cox resigned from the Trust effective September 17, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	National Asset Management Division
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	The Aegon Center
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	400 West Market Street
Suite 2500
Louisville, KY 40202-3349

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended August 31, 2004, 100.00% is eligible for the dividends received deduction for corporations. For its tax year ended August 31, 2004, the Fund designated 100.00%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s year-end tax statement.

The Fund designated long-term capital gain distributions of $80,024,762 for the Funds tax year ended August 31, 2004.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund

AIM Basic Balanced Fund*

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Stock Fund1

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund1

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM S&P 500 Index Fund1

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Small Company Growth Fund1

AIM Total Return Fund*1

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund5

AIM Global Aggressive Growth Fund

AIM Global Equity Fund6

AIM Global Growth Fund

AIM Global Value Fund

AIM International Core Equity Fund1

AIM International Emerging Growth Fund7

AIM International Growth Fund

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund1

AIM Energy Fund1

AIM Financial Services Fund1

AIM Global Health Care Fund

AIM Gold & Precious Metals Fund1

AIM Health Sciences Fund1

AIM Leisure Fund1

AIM Multi-Sector Fund1

AIM Real Estate Fund

AIM Technology Fund1

AIM Utilities Fund1

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier U.S. Government Money Portfolio1

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	AIM European Small Company Fund will close to new investors when net assets reach $500 million.

[6]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[7]	AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

If used after December 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-CSTO-AR-1	A I M Distributors, Inc.

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INVESCO Total Return Fund

Annual Report to Shareholders • August 31, 2004

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- registered trademark -

[AIM Investments Logo] - registered trademark -

INVESCO TOTAL RETURN FUND seeks high total return through both growth and current income.

■	Unless otherwise stated, information presented in this report is as of 8/31/04 and is based on total net assets.

■	Effective October 15, 2004, after the close of the reporting period, INVESCO Total Return Fund was renamed AIM Total Return Fund.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	The fund invests in securities issued or backed by the U.S. government, its agencies or instrumentalities. They offer a high degree of safety and, in the case of government securities, are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value or yield will vary with market conditions.

■	The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

■	The unmanaged Lehman Government/Credit Bond Index, which represents the performance of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a global investment bank.

■	The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

■	The fund uses a custom index composed of 60% Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) and 40% Lehman U.S. Aggregate Bond Index.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

■	The returns shown in the Management’s Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Bloomberg, Inc. is an independent financial research and reporting firm.

■	Effective duration is a measure, as estimated by the fund’s portfolio managers, of a bond fund’s price sensitivity to changes in interest rates. Weighted average effective maturity is a measure, as estimated by the fund’s portfolio managers, of the length of time until the average security in a bond fund will mature or be redeemed by its issuer. Both measures take into account mortgage prepayments, puts, adjustable coupons and potential call dates.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246, or on the AIM Web site, AIMinvestments.com. Scroll down on the home page and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission’s Web site, sec.gov.

Information about how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity.

Next, select your fund from the drop-down menu.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

[GRAHAM PHOTO] Robert H. Graham

New Board Chairman

It is my pleasure to introduce you to Bruce Crockett, the new Chair of the Board of Trustees of the AIM Funds. It has been my honor to have served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund’s investment advisor, serve as chairman of the funds’ board. In addition, a similar provision was included in the terms of AIM Advisors’ recent settlements with certain regulators. Accordingly, the AIM Funds’ board recently elected Mr. Crockett as Chair. His appointment became effective on October 4. I will remain on the funds’ board, as will Mark Williamson, President and Chief Executive Officer of AIM. We both pledge our full support to Mr. Crockett. As before, the AIM Funds board will consist of 14 independent directors and Mark Williamson and me. I will also remain Chairman of A I M Management Group Inc.

[CROCKETT PHOTO] Bruce L. Crockett

Mr. Crockett has been a member of the AIM Funds’ board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the Funds’ board in AIM’s history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

Market conditions during the fiscal year

After a run-up in 2003, equity markets paused in 2004. Sentiment shifted from enthusiasm over an economic recovery to caution. Rising interest rates, inflation—particularly surging oil prices—the war on terrorism and an upcoming presidential election created uncertainty, resulting in relatively flat returns year to date in 2004.

The S&P 500 Index gained 11.45% over the 12 months ended August 31, 2004, but much of the upswing occurred in the latter part of 2003. Year to date as of August 31, 2004, the S&P 500 Index has returned just 0.42%. Fixed income markets, which rallied late in the fiscal year, ended up providing more attractive performance. The Lehman U.S. Aggregate Bond Index returned 6.13% for the fiscal year, 3.07% year to date.

In uncertain periods like the one covered by this report, we encourage shareholders to look past short-term market performance and remain focused on their long-term investment goals. Whether markets rise, fall or go sideways, the only sure thing is their unpredictability. Historically, markets have risen over the long run, with the S&P 500 Index returning 13.10% per year on average over the past 25 years and the Lehman U.S. Aggregate Bond Index returning 9.33%.* While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

Your fund

In the following pages you will find an explanation of how your fund was managed during the year and how it performed in comparison to various benchmarks. We hope you find this discussion informative. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

AIM remains committed, as ever, to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments —service mark—. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham Chairman A I M Management Group Inc. October 15, 2004

*	Average annual total return August 31, 1979 to August 31, 2004. Source: Lipper, Inc.

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds —registered trademark—:

[WILLIAMSON PHOTO] Mark H. Williamson	On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. the Funds’ investment advisor, announced that final settlements had been reached with the Securities and Exchange Commission, the New York Attorney General, the Colorado Attorney General and the Secretary of State of Georgia regarding the company’s previously disclosed civil enforcement actions and investigations related to market timing.

The monetary amounts and other terms of the final settlements are consistent with AMVESCAP’s previously announced agreements in principle with state regulators and the SEC staff on September 7, 2004.

It is important to note that none of the costs of the settlements will be borne by the INVESCO and AIM funds or fund shareholders. These costs will be borne by AMVESCAP.

We deeply regret the harm done to fund shareholders. We also pledge to rededicate ourselves to maintaining the highest ethical standards and ensuring we consistently place our shareholders’ interests first. With that in mind, we have taken a number of significant steps to improve our policies and procedures. They include:

■ Strengthened daily monitoring of trading activities.

■ The imposition of a 2% redemption fee on short-term trades in selected funds we believe are most likely to be vulnerable to short-term trading activity.

■ The implementation of an enhanced exchange policy designed to limit exchanges between funds.

■ An enhanced fair value pricing policy for foreign securities, when appropriate, to take into account events that may occur after the close of foreign markets, but prior to the close of U.S. markets.

Details of the financial terms and answers to many commonly asked questions can be found on the home page of AIMinvestments.com.

Now that we have reached these final settlements, we look forward to moving ahead with the business of building quality investment solutions for our clients.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson President and Chief Executive Officer A I M Management Group Inc. October 15, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund strategy focused on economic growth

INVESCO Total Return Fund’s Investor Class shares returned 4.50% for the fiscal year ended August 31, 2004. (Investor Class shares have no front-end or contingent sales charges; therefore, performance is at net asset value.) Results for other share classes and benchmark indexes are found in the table on page 5.

The fund underperformed the S&P 500 Index’s total return of 11.45% for the period, largely because the S&P 500 Index is composed only of equities, while the fund also holds bonds. The period’s strong economic data were generally favorable for equities, but encouraged rising interest rates and inflation concerns that created a negative climate for the fixed-income market.

The fund’s results also lagged the 9.10% total return of the Lipper Balanced Fund Index, representing the fund’s peers, and the 9.43% total return of its custom index. The custom index consists of 60% S&P 500 Index and 40% Lehman U.S. Aggregate Bond Index, approximating the composition of the fund’s portfolio. The performance discrepancy occurred largely because the market favored value stocks by a wide margin, while most of the fund’s equities were growth stocks. The fund’s bullish strategy was based on the strong economic data that prevailed during the period. The market, however, appeared preoccupied with negative factors such as rising crude oil prices and the continuing conflict in Iraq. Additionally, the weak climate for bonds during the period led to rather modest returns from fixed-income securities.

Market conditions

According to the U.S. Department of Commerce, the economy recorded positive growth throughout the fiscal year, although that growth slowed in the second quarter of 2004. Gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 7.4% in the third quarter and 4.2% in the fourth quarter of 2003; it grew at an annualized rate of 4.5% and 3.3% in the first and second quarters of 2004, respectively.

The U.S. Federal Reserve (the Fed), acting on evidence that economic conditions were generally improving and that inflation was increasing, raised its key federal funds target rate from 1.00% to 1.25% in late June, and from 1.25% to 1.50% in August. Both actions were much anticipated by markets.

Corporate earnings were robust. Bloomberg reported that almost 86% of S&P 500 Index firms that had reported second quarter earnings through the end of August either met or exceeded analysts’ expectations.

Your fund

Portfolio turnover was higher than usual this year as fund management responsibilities were transferred to a different team of seasoned portfolio managers. This transition required portfolio restructuring that increased portfolio turnover to a level that is atypical for the Fund’s new equity and fixed income strategies.

In our Core Multiple Attribute strategy, stocks can be eligible for our selection if they possess at least one of three attributes that are attractive relative to the S&P 500 Index: a low price-to-earnings ratio, a high dividend yield or consistently above-average earnings growth.

The fund maintained a diversified position among fixed-income sectors and issuers. As continued economic growth made interest rate hikes increasingly likely, we shortened the duration. This action helped fund performance relative to the Lehman U.S. Aggregate Bond Index as the Fed raised interest rates in the latter part of the fiscal year.

In view of the evidence of economic strength and corporate profits, we increased the fund’s exposure to economically sensitive equity sectors such as materials, information technology and industrials while reducing holdings in the more defensive areas such as consumer staples and energy. While the fund maintained an overweight position in corporate bonds over the year, which proved beneficial, we reduced involvement in the cable and automotive industries toward the end of the fiscal year, either to capture profits as relative value became less attractive or because we anticipated potential event risks.

The fund’s results were helped by being overweight relative to the S&P 500 Index (holding a higher proportion than the index)

PORTFOLIO COMPOSITION
By type of security

[PIE CHART]

Common Stock	59.7%
Corporate Bonds & Notes	13.2
Government Bonds	9.8
Mortgage-Backed Securities	13.9
Other	3.4

TOTAL NET ASSETS	$684.5 million
TOTAL NUMBER OF HOLDINGS*	152

TOP 10 EQUITY HOLDINGS*
1. Johnson & Johnson	2.7%
2. Pfizer Inc.	2.4
3. Microsoft Corp.	2.0
4. Home Depot, Inc. (The)	1.8
5. Fannie Mae	1.7
6. General Electric Co.	1.7
7. Cisco Systems, Inc.	1.7
8. Citigroup Inc.	1.7
9. Eaton Corp.	1.5
10. Goldman Sachs Group, Inc. (The)	1.5

TOP 10 FIXED INCOME ISSUERS*
1. U.S. Treasury	8.1%
2. Federal National Mortgage Association (FNMA)	5.4
3. Government National Mortgage Association (GNMA)	1.9
4. Structured Asset Securities Corp.	1.5
5. General Motors Acceptance Corp.	1.2
6. Verizon Global Funding Corp.	0.9
7. Credit Suisse First Boston Mortgage Securities Corp.	0.8
8. Wells Fargo & Co.	0.8
9. Citigroup Inc.	0.7
10. Chase Funding Mortgage Loan	0.6

*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

in the materials and industrials equity sectors, which investors favored, and by positive stock selection in the industrials sector. An overweight position and stock selection in the information technology sector detracted from results, as did an underweight position in the energy sector. In the financials sector, the fund’s focus on market-related companies also hurt performance, as those equities declined due to lower trading volume.

Fund results benefited from an overweight position in corporate credit, which was the outperformer in the fixed-income market. Underweight positions in the mortgage-backed and U.S. government agency sectors reduced return relative to the index, as these performed unexpectedly well.

The top equity contributor to fund results was QUALCOMM, whose stock price rose briskly with the success of digital wireless communications products based on the company’s code-division multiple access (CDMA) technology. Semiconductor giant Intel detracted from fund results because investors worried how long the current semiconductor chip cycle might last. However, in our opinion these concerns were exaggerated, and we retained a position in Intel stock.

Fixed-income holdings that boosted fund performance included telecommunications provider Sprint, whose bonds benefited from the company’s strong revenue, profit and free cash flow performance during the second quarter of 2004. We began selling our shares of reinsurer Converium after an erosion of capital, which resulted in a credit downgrade.

In closing

We continued to invest in stocks we believe to be of high quality, primarily those of large-cap companies with a history of paying regular dividends, and in investment-grade debt securities. Based on the Fed’s economic assessment that “output is continuing to expand at a solid pace,” we positioned the fund to benefit from continued economic growth by placing an emphasis on cyclical stocks and on lower-rated investment-grade bonds. We also kept average bond duration short in the expectation that economic expansion will generate rising inflation, which will necessitate additional Fed interest rate increases.

The views and opinions expressed in Management’s Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important fund and index disclosures on the first page of this report.

Portfolio management changes became effective August 2, 2004. The equity portion of the fund continues to be managed using a team approach. The investment team includes five portfolio managers who concentrate on stock selection, four investment professionals who concentrate on portfolio strategies, and three research analysts. The following individuals are primarily responsible for the day-to-day management of the fund’s fixed-income portfolio holdings: Kenneth R. Bowling, Stephen M. Johnson and Richard J. King.

[BOWLING PHOTO]

Kenneth R. Bowling

Kenneth R. Bowling, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He joined INVESCO in 1993. He holds a B.S. in mechanical engineering and an M.S. in engineering from the University of Louisville.

[JOHNSON PHOTO]

Stephen M. Johnson

Stephen M. Johnson, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He began his investment career in 1986 and joined INVESCO in May of 1991. He holds a B.S. in Petroleum Engineering from the University of Kansas and an M.B.A. from Rice University.

[KING PHOTO]

Richard J. King

Richard J. King, Chartered Financial Analyst, is a portfolio manager for INVESCO Total Return Fund. He started his investment career in 1984 and joined INVESCO in 2000. He holds a B.S. in business administration from Ohio State University.

TOP 10 INDUSTRIES*
1. Collateralized Mortgage Obligations	8.4%
2. U.S. Treasury Securities	8.1
3. Pharmaceuticals	6.3
4. U.S. Mortgage-Backed Securities	5.5
5. Investment Banking & Brokerage	4.7
6. Thrifts & Mortgage Finance	4.2
7. Other Diversified Financial Services	3.6
8. Industrial Machinery	3.6
9. Semiconductors	3.6
10. Consumer Finance	3.4

FUND VS. INDEXES

Total returns, 8/31/03-8/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	4.29%
Class B Shares	3.71
Class C Shares	3.68
Investor Class Shares	4.50
S&P 500 Index (Broad Market Index)	11.45
Custom Index: 60% S&P 500 Index/40% Lehman U.S. Aggregate Bond Index (Style-specific Index)	9.43
Lipper Balanced Fund Index (Peer Group Index)	9.10

Source: Lipper, Inc.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn to page 7.

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004–August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (3/1/04)	Ending Account Value (8/31/04)[1]	Expenses Paid During Period[2,3]	Ending Account Value (8/31/04)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$967.60	$6.63	$1,018.40	$6.80
Class B	1,000.00	964.20	9.83	1,015.13	10.08
Class C	1,000.00	964.40	9.83	1,015.13	10.08
Investor	1,000.00	968.10	6.04	1,019.00	6.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2004 to August 31, 2004 was -3.24%, -3.58%, -3.56% and -3.19% for Class A, B, C and Investor class shares, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio (1.34%, 1.99%, 1.99% and 1.22% for Class A, B, C and Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). During the period March 1, 2004 to August 31, 2004 the Investor Class annualized expense ratio restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is 1.24%.

[3]	The Investor Class actual expenses restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is $6.13.

[4]	The Investor Class hypothetical expenses restated as if the current contractual Rule 12b-1 fee rate had been in effect throughout the entire most recent fiscal half year is $6.29.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Your fund’s total return includes reinvested distributions, fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

Since the last reporting period, we have decided not to use the Lehman Government/Credit Bond Index. Because this is the first reporting period since the change was made, we are showing the Lehman Government/Credit Bond Index here. We now compare the fund to the S&P 500 Index as a Broad Market Index, a custom Style-specific Index composed of 60% S&P 500 Index and 40% Lehman U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index as a Peer Group Index.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

9/22/87-8/31/04.

Index results are from 9/30/87.

[MOUNTAIN CHART]

Date	INVESCO Total Return Fund Investor Class Shares	Lipper Balanced Fund Index	Lehman Government/Credit Bond Index	S&P 500 Index	60% S&*P 500 Index/ 40% Lehman US Aggregate Bond Index
9/22/87	$10000	$10000	$10000	$10000	$10000
8/88	10839	9196	11036	8403	9494
8/89	13373	11395	12499	11695	12184
8/90	12873	11133	13291	11111	12176
8/91	15623	13637	15209	14094	14857
8/92	17593	14970	17345	15210	16385
8/93	20048	17364	19526	17519	18605
8/94	21498	17738	19071	18475	19100
8/95	25268	20117	21262	22432	22409
8/96	28319	22212	22053	26631	25261
8/97	35973	27708	24218	37450	32275
8/98	38141	28953	26985	40491	35393
8/99	44387	34719	27063	56609	43520
8/00	42252	38899	29037	65840	49191
8/01	40668	35871	32685	49791	43819
8/02	36776	32744	35266	40836	40352
8/03	39541	36035	37191	45759	44189
8/04	$41321	$39313	$39510	$50997	$48355

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.97%
1 Year	-1.44

Class B Shares
Inception (3/28/02)	-2.42%
1 Year	-1.29

Class C Shares
Inception (2/14/00)	-0.85%
1 Year	2.68

Investor Class Shares
Inception (9/22/87)	8.74%
10 Years	6.75
5 Years	-1.42
1 Year	4.50

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/04, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/04, most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.44%
1 Year	1.99

Class B Shares
Inception (3/28/02)	-1.78%
1 Year	2.37

Class C Shares
Inception (2/14/00)	-0.46%
1 Year	6.34

Investor Class Shares
Inception (9/22/87)	8.95%
10 Years	7.55
5 Years	-2.12
1 Year	8.14

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

SUPPLEMENT TO ANNUAL REPORT DATED 8/31/04

INVESCO Total Return Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

TOTAL RETURNS

For periods ended 8/31/04

Inception (11/3/03)	1.27	%*

TOTAL RETURNS

For periods ended 6/30/04, most recent calendar quarter-end

Inception (11/3/03)	3.00	%*

*	Cumulative return that has not been annualized.

Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.

Over for information on your fund’s expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[Your goals. Our solutions.] - registered trademark -	[AIM Investments Logo] - registered trademark -

INFORMATION ABOUT YOUR FUND’S EXPENSES

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 – August 31, 2004.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (3/1/04)	Ending Account Value (8/31/04)[1]	Expenses Paid During Period[2,3]	Ending Account Value (8/31/04)	Expenses Paid During Period[2,4]
Institutional	$1,000.00	$969.30	$4.90	$1,020.16	$5.03

[1]	The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
[2]	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for the Institutional class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on April 1, 2004 the Board of Trustees approved a revised expense allocation methodology and effective on July 1, 2004, the Fund adopted new agreements for transfer agency and administrative services with differing fees. The annualized expense ratio restated as if these changes had been in effect throughout the entire most recent fiscal half year is 0.90% for the Institutional class shares.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.46 for the Institutional class shares.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.57 for the Institutional class shares.

AIMinvestments.com I-TRE-INS-1 10/04

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Common Stocks–59.67%

Aerospace & Defense–2.41%
Honeywell International Inc.	205,400	$7,390,292
United Technologies Corp.	97,230	9,130,869
		16,521,161

Aluminum–0.84%
Alcoa Inc.	177,450	5,745,831

Asset Management & Custody Banks–0.84%
Bank of New York Co., Inc. (The)	193,250	5,758,850

Biotechnology–0.69%
Amgen Inc.(a)	80,220	4,756,244

Communications Equipment–2.86%
Cisco Systems, Inc.(a)	617,420	11,582,799
Motorola, Inc.	173,330	2,799,279
QUALCOMM Inc.	136,120	5,179,366
		19,561,444

Computer Hardware–2.03%
Dell Inc.(a)	249,160	8,680,734
International Business Machines Corp.	61,980	5,249,086
		13,929,820

Computer Storage & Peripherals–0.91%
EMC Corp.(a)	576,070	6,204,274

Construction & Farm Machinery & Heavy Trucks–0.70%
Deere & Co.	75,350	4,767,394

Consumer Finance–0.95%
MBNA Corp.	268,600	6,484,004

Data Processing & Outsourced Services–0.85%
First Data Corp.	137,340	5,802,615

Diversified Chemicals–1.40%
E. I. du Pont de Nemours & Co.	125,190	5,290,529
PPG Industries, Inc.	71,710	4,286,107
		9,576,636

Drug Retail–1.46%
Walgreen Co.	273,460	9,967,617

Electrical Components & Equipment–0.92%
Emerson Electric Co.	100,878	6,279,655

	Shares	Market Value

Electronic Equipment Manufacturers–0.81%
Flextronics International Ltd. (Singapore)(a)	228,850	$2,840,028
Sanmina-SCI Corp.(a)	394,410	2,729,317
		5,569,345

Forest Products–0.75%
Weyerhaeuser Co.	82,650	5,166,452

General Merchandise Stores–1.28%
Target Corp.	196,890	8,777,356

Health Care Equipment–1.18%
Boston Scientific Corp.(a)	103,310	3,691,266
Medtronic, Inc.	88,740	4,414,815
		8,106,081

Home Improvement Retail–2.14%
Home Depot, Inc. (The)	338,280	12,367,517
Sherwin-Williams Co. (The)	54,610	2,255,393
		14,622,910

Household Products–0.74%
Procter & Gamble Co. (The)	89,942	5,034,054

Hypermarkets & Super Centers–0.54%
Wal-Mart Stores, Inc.	70,490	3,712,708

Industrial Conglomerates–1.70%
General Electric Co.	354,900	11,637,171

Industrial Gases–2.33%
Air Products & Chemicals, Inc.	120,320	6,302,362
Praxair, Inc.	238,220	9,666,968
		15,969,330

Industrial Machinery–3.61%
Eaton Corp.	172,586	10,415,565
Illinois Tool Works Inc.	69,280	6,324,571
Ingersoll-Rand Co.–Class A (Bermuda)	122,750	7,979,978
		24,720,114

Internet Retail–0.91%
eBay Inc.(a)	71,710	6,205,783

Investment Banking & Brokerage–3.96%
Goldman Sachs Group, Inc. (The)	113,030	10,133,140
Lehman Brothers Holdings Inc.	134,420	9,932,294
Merrill Lynch & Co., Inc.	137,340	7,013,954
		27,079,388

	Shares	Market Value

Movies & Entertainment–0.65%
Viacom Inc.–Class B	133,690	$4,453,214

Other Diversified Financial Services–2.47%
Citigroup Inc.	247,940	11,549,045
JPMorgan Chase & Co.	136,120	5,387,630
		16,936,675

Paper Products–0.74%
International Paper Co.	126,400	5,058,528

Pharmaceuticals–6.26%
Johnson & Johnson	313,570	18,218,417
Lilly (Eli) & Co.	63,210	4,010,675
Pfizer Inc.	498,310	16,279,788
Wyeth	117,890	4,311,237
		42,820,117

Semiconductor Equipment–0.69%
Applied Materials, Inc.(a)	296,560	4,712,338

Semiconductors–3.57%
Altera Corp.(a)	235,790	4,461,147
Analog Devices, Inc.	77,320	2,684,550
Intel Corp.	393,790	8,383,789
Linear Technology Corp.	158,000	5,651,660
Maxim Integrated Products, Inc.	75,350	3,272,451
		24,453,597

Soft Drinks–0.64%
PepsiCo, Inc.	87,510	4,375,500

Specialty Stores–1.06%
Bed Bath & Beyond Inc.(a)	117,890	4,411,444
Tiffany & Co.	91,150	2,821,093
		7,232,537

Systems Software–2.81%
Microsoft Corp.	498,310	13,603,863
Symantec Corp.(a)	117,890	5,654,004
		19,257,867

Thrifts & Mortgage Finance–3.97%
Fannie Mae	160,459	11,946,173
PMI Group, Inc. (The)	178,660	7,419,750
Radian Group Inc.	176,230	7,806,989
		27,172,912
Total Common Stocks (Cost $394,465,198)		408,429,522

	Principal Amount
Bonds & Notes–13.17%

Air Freight & Logistics–0.14%
FedEx Corp., Notes, 9.65%, 06/15/12	$730,000	955,555

	Principal Amount	Market Value

Automobile Manufacturers–0.32%
DaimlerChrysler North America Holding Corp., Global Notes, 6.50%, 11/15/13	$1,000,000	$1,079,930
Unsec. Gtd. Global Notes, 8.50%, 01/18/31	915,000	1,118,261
		2,198,191

Broadcasting & Cable TV—0.65%
Clear Channel Communications, Inc., Sr. Unsec. Notes, 5.00%, 03/15/12	700,000	689,857
Comcast Cable Communications, Inc., Sr. Unsec. Unsub. Notes, 6.75%, 01/30/11	1,570,000	1,738,273
Continental Cablevision, Inc., Sr. Unsec. Deb., 9.50%, 08/01/13	1,690,000	1,877,472
Cox Communications, Inc., Sr. Unsec. Notes, 6.75%, 03/15/11	150,000	159,106
		4,464,708

Consumer Finance–2.47%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13	1,990,000	2,147,389
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10	1,170,000	1,302,187
Unsec. Global Notes, 7.38%, 10/28/09	865,000	945,393
General Motors Acceptance Corp., Floating Rate Notes, 2.56%, 07/16/07(b)	975,000	976,728
Unsec. Unsub. Global Notes, 6.13%, 02/01/07	5,000,000	5,269,700
6.13%, 08/28/07	1,690,000	1,788,797
Household Finance Corp., Sr. Unsec. Global Notes, 6.75%, 05/15/11	1,100,000	1,234,387
MBNA Corp., Notes, 6.13%, 03/01/13	3,000,000	3,238,380
		16,902,961

Diversified Banks–1.03%
Bank of America Corp., Jr. Unsec. Sub. Global Notes, 7.40%, 01/15/11	1,500,000	1,749,390
Wells Fargo & Co., Unsec. Global Notes, 5.25%, 12/01/07	5,030,000	5,301,570
		7,050,960

Electric Utilities–1.14%
Columbus Southern Power Co.-Series C, Sr. Unsec. Global Notes, 5.50%, 03/01/13	2,400,000	2,506,440
Pacific Gas & Electric Co., First Mortgage Bonds, 6.05%, 03/01/34	1,720,000	1,729,181
PPL Energy Supply LLC-Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11	550,000	599,423
TXU Energy Co., Sr. Global Notes, 6.13%, 03/15/08	1,045,000	1,119,947
7.00%, 03/15/13	1,640,000	1,842,835
		7,797,826

Food Retail–0.59%
Kroger Co. (The), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/31	1,500,000	1,738,395
Safeway Inc., Sr. Unsec. Notes, 5.80%, 08/15/12	2,200,000	2,301,420
		4,039,815

	Principal Amount	Market Value

Forest Products–0.23%
Weyerhaeuser Co., Unsec. Global Deb., 7.38%, 03/15/32	$1,360,000	$1,559,090

Homebuilding–0.21%
Centex Corp., Sr. Unsec. Notes, 5.70%, 05/15/14	1,390,000	1,418,328

Household Products–0.38%
Procter & Gamble Co. (The), Global Notes, 4.75%, 06/15/07	2,520,000	2,631,863

Integrated Telecommunication Services–1.37%
British Telecommunications PLC (United Kingdom), Global Bonds, 8.88%, 12/15/30	355,000	462,384
Deutsche Telekom International Finance B.V. (Netherlands), Unsec. Gtd. Unsub. Global Bonds, 8.75%, 06/15/30	785,000	1,006,048
Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/32	280,000	354,463
Telecom Italia Capital (Luxembourg)–Class B, Gtd. Notes, 5.25%, 11/15/13 (Acquired 10/22/03; Cost $1,680,653)(c)	1,685,000	1,715,027
Verizon Global Funding Corp., Sr. Unsec. Global Notes, 6.13%, 06/15/07	5,030,000	5,420,429
Sr. Unsec. Unsub. Global Notes, 7.75%, 12/01/30	380,000	449,996
		9,408,347

Investment Banking & Brokerage–0.74%
Goldman Sachs Group, Inc. (The), Global Notes, 4.75%, 07/15/13	930,000	913,046
Lehman Brothers Holdings Inc., Unsec. Unsub. Global Notes, 3.50%, 08/07/08	715,000	710,789
Merrill Lynch & Co., Inc.–Series B, Medium Term Notes, 5.30%, 09/30/15	345,000	352,055
Morgan Stanley, Sr. Unsec. Unsub. Global Notes, 5.30%, 03/01/13	3,000,000	3,077,070
		5,052,960

Movies & Entertainment–0.19%
News America Inc., Sr. Unsec. Gtd. Global Notes,, 6.55%, 03/15/33	1,220,000	1,278,141

Multi-Line Insurance–0.40%
American General Finance Corp–Series H, Medium Term Global Notes, 4.00%, 03/15/11	1,135,000	1,104,832
Loews Corp., Unsec. Unsub. Notes, 5.25%, 03/15/16	1,655,000	1,602,785
		2,707,617

Multi-Utilities & Unregulated Power–0.66%
Duke Energy Field Services Corp., Sr. Unsec. Notes, 8.13%, 08/16/30	2,115,000	2,615,938
PSE&G Power LLC, Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/12	1,735,000	1,926,648
		4,542,586

	Principal Amount	Market Value

Oil & Gas Exploration & Production–0.17%
XTO Energy, Inc., Unsec. Notes, 4.90%, 02/01/14	$1,175,000	$1,162,322

Oil & Gas Refining, Marketing & Transportation–0.14%
Valero Energy Corp., Unsec. Notes, 7.50%, 04/15/32	800,000	931,400

Other Diversified Financial Services–1.17%
Citigroup Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/05	5,030,000	5,105,098
JPMorgan Chase & Co., Sub. Global Notes, 6.75%, 02/01/11	1,740,000	1,954,055
Pemex Project Funding Master Trust, Unsec. Gtd. Unsub. Global Notes, 8.00%, 11/15/11	840,000	962,766
		8,021,919

Property & Casualty Insurance–0.09%
St. Paul Cos., Inc. (The), Sr. Unsec. Notes, 5.75%, 03/15/07	600,000	633,030

Real Estate–0.37%
Simon Property Group, L.P., Unsec. Unsub. Global Notes, 6.35%, 08/28/12	2,335,000	2,542,371

Reinsurance–0.13%
Zurich Reinsurance Centre Holdings, Inc., Sr. Notes, 7.13%, 10/15/23	1,000,000	893,000

Sovereign Debt–0.27%
United Mexican States (Mexico), Global Notes, 7.50%, 01/14/12	1,500,000	1,698,225
Series A, Medium Term Global Notes, 7.50%, 04/08/33	145,000	153,504
		1,851,729

Thrifts & Mortgage Finance–0.25%
Washington Mutual Bank, FA, Series 11, Sub. Global Notes, 6.88%, 06/15/11	1,500,000	1,695,045

Wireless Telecommunication Services–0.06%
AT&T Wireless Services Inc., Sr. Unsec. Unsub. Global Notes, 8.75%, 03/01/31	325,000	421,050
Bonds & Notes (Cost $87,761,381)		90,160,814
Asset-Backed Securities–8.40%

Collateralized Mortgage Obligations–8.40%
ABN AMRO Mortgage Corp.–Series 2003-10, Class A1, Pass Through Ctfs., 4.50%, 09/25/18	3,016,891	3,004,546
Accredited Mortgage Loan Trust–Series 2003-3, Class A3, Floating Rate Pass Through Ctfs., 2.00%, 01/25/34(d)	3,206,116	3,213,959
Capital One Multi-Asset Execution Trust–Series 2003-B4, Floating Rate Pass Through Ctfs., 2.40%, 07/15/11(d)	2,195,000	2,235,139

	Principal Amount	Market Value

Collateralized Mortgage Obligations–(Continued)
Chase Funding Mortgage Loan–Series 2003-6, Class 2A2, Floating Rate Pass Through Ctfs., 1.91%, 11/25/34 (d)	$4,000,000	$4,002,392
Countrywide Asset-Backed Ctfs.–Series 2004-6, Class 2A5, Floating Rate Pass Through Ctfs., 2.01%, 11/25/34 (d)	2,960,996	2,962,765
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 5A1, Pass Through Ctfs., 4.83%, 04/25/34	2,776,820	2,828,015
Series 2004-AR7, Class 2A1, Pass Through Ctfs., 4.91%, 11/25/34	2,808,698	2,842,656
Fannie Mae Grantor Trust–Series 2004-T1, Class 2A, Pass Through Ctfs., 3.80%, 08/25/43	2,085,714	2,179,081
Fannie Mae Whole Loan, Series 2003-W19, Class 1A3, Pass Through Ctfs., 4.78%, 11/25/33	1,290,000	1,324,153
Series 2004-W2, Class 4A, Pass Through Ctfs., 4.32%, 02/25/44	2,161,140	2,215,630
Impac CMB Trust-Class A1, Series 2003-12, Floating Rate Pass Through Ctfs., 2.00%,12/25/33(d)	861,259	861,773
Series 2004-1, Floating Rate Pass Through Ctfs., 1.95%, 03/25/34(d)	2,612,254	2,632,287
Long Beach Mortgage Loan Trust–Series 2004-1, Class A3, Floating Rate Pass Through Ctfs., 1.91%, 02/25/34(d)	2,445,207	2,447,836
MLCC Mortgage Investors, Inc.–Series 2003-G, Class A1, Floating Rate Pass Through Ctfs., 1.93%, 01/25/29(d)	3,670,800	3,671,727
Morgan Stanley Mortgage Loan Trust–Series 2004-6AR, Class 2A2, Pass Through Ctfs., 4.22%, 08/25/34	2,935,914	2,960,686
Residential Asset Mortgage Products, Inc.–Series 2003-RS2, Class AII, Floating Rate Pass Through Ctfs., 1.96%, 03/25/33(d)	2,246,632	2,251,934
Specialty Underwriting & Residential Finance Trust–Series 2003-BC3, Class A, Floating Rate Pass Through Ctfs., 1.97%, 08/25/34(d)	1,881,229	1,887,177
Structured Adjustable Rate Mortgage Loan–Series 2004-3AC, Class A1, Pass Through Ctfs., 4.94%, 03/25/34	2,684,045	2,718,592
Structured Asset Securities Corp., Series 2003-37A, Class 7A, Pass Through Ctfs., 4.89%, 12/25/33	3,270,342	3,337,365
Series 2003-S2, Class A1, Floating Rate Pass Through Ctfs., 1.87%, 12/25/33(d)	1,550,382	1,552,563
Series 2004-2AC, Class A1, Pass Through Ctfs., 5.06%, 02/25/34	5,077,187	5,162,411
Vanderbuilt Mortgage & Finance, Inc.–Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	1,160,000	1,168,204
Total Asset-Backed Securities (Cost $57,399,012)		57,460,891

	Principal Amount	Market Value

U.S. Government Agency Securities–1.74%

Federal National Mortgage Association (FNMA)–1.74%
Unsec. Global Notes, 3.25%, 08/15/08 (Cost $11,877,024)	$12,000,000	$11,939,102
U.S. Mortgage-Backed Securities–5.52%

Federal National Mortgage Association (FNMA)–3.62%
Floating Rate Pass Through Ctfs.,(d) 4.33%, 08/01/33	6,723,633	6,843,935
4.60%, 11/01/33	4,190,772	4,304,642
5.16%, 11/01/33	1,966,439	2,035,759
4.32%, 03/01/34	2,837,507	2,893,278
Pass Through Ctfs. 4.50%, 06/01/18 to 09/01/33	2,948,539	2,846,025
5.00%, 02/01/19	5,709,725	5,835,270
		24,758,909

Government National Mortgage Association (GNMA)–1.90%
Pass Through Ctfs., 5.00%, 03/15/18	3,065,441	3,156,041
6.00%, 07/15/28 to 04/15/29	6,427,434	6,701,173
5.50%, 12/15/31	3,099,966	3,169,436
		13,026,650
Total U.S. Mortgage-Backed Securities (Cost $37,077,790)		37,785,559
U.S. Treasury Securities–8.06%

U.S. Treasury Bonds–2.98%
7.25%, 05/15/16	3,965,000	4,985,987
6.00%, 02/15/26	13,610,000	15,406,946
		20,392,933

U.S. Treasury Notes–5.08%
3.63%, 07/15/09	6,735,000	6,829,694
4.25%, 11/15/13	27,575,000	27,911,139
		34,740,833
Total U.S. Treasury Securities (Cost $54,299,100)		55,133,766

	Shares
Money Market Funds–4.04%

Money Market Funds–4.04%
INVESCO Treasurer's Money Market Reserve Fund (Cost $27,662,098)(e)(f)	27,662,098	27,662,098
Total Money Market Funds (Cost $27,662,098)		27,662,098
TOTAL INVESTMENTS–100.60% (Cost $670,541,603)		688,571,752
OTHER ASSETS LESS LIABILITIES–(0.60%)		(4,107,725)
NET ASSETS–100.00%		$684,464,027

Investment Abbreviations:

Ctfs.	Certificates
Deb.	Debentures
Gtd.	Guaranteed
Jr.	Junior
Sr.	Senior
Sub.	Subordinated
Unsec.	Unsecured
Unsub.	Unsubordinated

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest rate is redetermined quarterly. Rate shown is the rate in effect on August 31, 2004.
(c)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at August 31, 2004 represented 0.25% of the Fund's net assets. This security is considered to be illiquid.
(d)	Interest rate is redetermined monthly. Rate shown is the rate in effect on August 31, 2004.
(e)	The money market fund and the fund are affiliated by having the same investment advisor. See Note 3.
(f)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $642,879,505)	$660,909,654
Investments in affiliated money market funds (cost $27,662,098)	27,662,098
Total investments (cost $670,541,603)	688,571,752
Receivables for:
Investments sold	6,804,612
Fund shares sold	654,560
Dividends and interest	2,714,079
Amount due from advisor	31,547
Investment for trustee deferred compensation and retirement plans	250,998
Other assets	33,774
Total assets	699,061,322

Liabilities:
Payables for:
Investments purchased	11,390,674
Fund shares reacquired	1,628,591
Dividends	666
Trustee deferred compensation and retirement plans	319,417
Accrued distribution fees	142,258
Accrued trustees’ fees	2,666
Accrued transfer agent fees	968,793
Accrued operating expenses	144,230
Total liabilities	14,597,295
Net assets applicable to shares outstanding	$684,464,027

Net assets consist of:
Shares of beneficial interest	$773,094,103
Undistributed net investment income	1,122,098
Undistributed net realized gain from investment securities	(107,782,323)
Unrealized appreciation of investment securities	18,030,149
$684,464,027

Net Assets:
Class A	$4,393,063
Class B	$1,675,876
Class C	$2,448,531
Investor Class	$675,936,007
Institutional Class	$10,550

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	193,044
Class B	74,179
Class C	107,534
Investor Class	29,009,646
Institutional Class	463
Class A :
Net asset value per share	$22.76
Offering price per share:
(Net asset value of $22.76 ÷ 94.50%)	$24.08
Class B :
Net asset value and offering price per share	$22.59
Class C :
Net asset value and offering price per share	$22.77
Investor Class:
Net asset value and offering price per share	$23.30
Institutional Class:
Net asset value and offering price per share	$22.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended August 31, 2004

Investment income:
Interest	$13,712,716
Dividends	8,044,670
Dividends from affiliated money market funds*	171,440
Total investment income	21,928,826

Expenses:
Advisory fees	6,245,872
Administrative services fees	386,543
Custodian fees	114,565
Distribution fees:
Class A	19,967
Class B	12,403
Class C	26,234
Investor Class	2,186,007
Transfer agent fees:
Class A	16,916
Class B	4,202
Class C	12,312
Investor Class	3,564,420
Institutional Class	69
Trustees’ fees and retirement benefits	25,059
Other	445,439
Total expenses	13,060,008
Less: Fees waived, expenses reimbursed and expense offset arrangement	(2,156,515)
Net expenses	10,903,493
Net investment income	11,025,333

Realized and unrealized gain (loss) from investment securities:
Net realized gain from investment securities	61,336,227
Change in net unrealized appreciation (depreciation) of investment securities	(29,092,439)
Net gain from investment securities	32,243,788
Net increase in net assets resulting from operations	$43,269,121

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$11,025,333	$3,024,261	$16,553,453
Net realized gain (loss) from investment securities	61,336,227	20,906,503	(45,793,592)
Change in net unrealized appreciation (depreciation) of investment securities	(29,092,439)	(112,076)	(34,951,619)
Net increase (decrease) in net assets resulting from operations	43,269,121	23,818,688	(64,191,758)
Distributions to shareholders from net investment income:
Class A	(67,933)	(1,973)	(25,176)
Class B	(3,942)	(1,490)	(21,711)
Class C	(9,899)	(1,541)	(20,992)
Investor Class	(9,694,796)	(3,024,119)	(42,820,938)
Institutional Class	(125)	—	—
Decrease in net assets resulting from distributions	(9,776,695)	(3,029,123)	(42,888,817)
Share transactions–net:
Class A	3,712,573	(47,230)	466,067
Class B	1,061,019	20,223	488,034
Class C	1,522,814	33,933	241,031
Investor Class	(143,480,185)	(45,341,552)	(162,395,164)
Institutional Class	10,572	—	—
Net increase (decrease) in net assets resulting from share transactions	(137,173,207)	(45,334,626)	(161,200,032)
Net increase (decrease) in net assets	(103,680,781)	(24,545,061)	(268,280,607)

Net assets:
Beginning of year	788,144,808	812,689,869	1,080,970,476
End of year (including undistributed net investment income of $1,122,098, $(76,542) and $(23,154) for August 31, 2004, August 31, 2003 and May 31, 2003, respectively)	$684,464,027	$788,144,808	$812,689,869

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Total Return Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Combination Stock & Bond Funds, Inc., formerly known as INVESCO Combination Stock & Bond Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $500 million	0.75%
From $500 million to $1 billion	0.65%
From $1 billion to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $4,795,328. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $1,450,544. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.34%, 1.99%, 1.99% and 1.24% of net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C, shares to 2.10%, 2.75% and 2.75%, of net assets, respectively, through August 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $368,769.

For the period of November 25, 2003 through August 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $5,623, $1,642, $2,906, $731,538 and $69 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of $5,271, $1,280, $6,506 and $845,877 for Class A, Class B, Class C and Investor Class shares, respectively. For the period November 25, 2003 through August 31, 2004, AIM reimbursed class-specific expenses of the Fund of $3,635, $3,274, $0 and $1,642 for Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG did not reimburse class-specific expenses of the Fund. For the period November 25, 2003 through August 31, 2004, AIM did not reimburse fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $36,019.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $58,540 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $321,297 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $65,246 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the advisor has voluntarily agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agency fees to 0.10% of the average net assets. There were no reimbursements made pursuant to this agreement during the period. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $582,518. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $3,015,401. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, or Invester Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $19,967, $12,403, $26,234 and $2,186,007, respectively. AIM has reimbursed $82,663 of Investor Class expenses for the INVESCO Balanced Fund, which was acquired by the Fund, related to an overpayment of prior period Rule 126-1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $5,214 in front-end sales commissions from the sale of Class A shares and $0, $32 and $1,326 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended August 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$8,800,217	$536,071,265	$(517,209,384)	$—	$27,662,098	$170,353	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income(b)	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$—	$2,439,445	$(2,439,445)	$—	$—	$1,087	$—
Total	$8,800,217	$538,510,710	$(519,648,829)	$—	$27,662,098	$171,440	$—

(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.
(b)	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Expense Offset Arrangement

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $1,261 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $1,261.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $3,147 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $17,775,000 with a weighted average interest rate of 1.46% and interest expense of $709.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. At August 31, 2004, there were no securities out on loan to brokers. For the year ended August 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,087 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003 was as follows:

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003
Distributions paid from:
Ordinary income	$9,776,695	$3,029,123	$23,578,246
Long-term capital gain	—	—	19,310,571
Total distributions	$9,776,695	$3,029,123	$42,888,817

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:	2004
Undistributed ordinary income	$1,385,864
Unrealized appreciation — investments	9,529,487
Temporary book/tax differences	(263,766)
Capital loss carryforward	(99,281,661)
Shares of beneficial interest	773,094,103
Total net assets	$684,464,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited based on the results of future transactions under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of August 31, 2004 to utilizing $37,680,573 of capital loss carryforward in the fiscal year ended August 31, 2005.

The Fund utilized $46,172,250 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
August 31, 2008	$96,201,876
August 31, 2009	3,079,785
Total capital loss carryforward	$99,281,661
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 4, 2003, the date of the reorganization of INVESCO Balanced Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $890,363,922 and $1,082,657,261, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$32,814,985
Aggregate unrealized (depreciation) of investment securities	(23,285,498)
Net unrealized appreciation of investment securities	$9,529,487

Cost of investments for tax purposes is $679,042,265.

NOTE 10—Reclassification of Permanent Differences

As a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO Balanced Fund into the Fund, undistributed net investment income was decreased by $49,998, undistributed net realized gain (loss) was decreased by $139,775,224 and shares of beneficial interest increased by $139,825,222. These reclassifications had no effect on the net assets of the Fund.

NOTE 11—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(a)
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	100,948	$2,345,620	3,836	$83,522	97,195	$2,060,140
Class B	52,707	1,205,274	4,240	92,039	23,446	495,653
Class C	88,849	2,018,182	58,588	1,283,309	195,554	4,119,897
Investor Class	5,284,173	123,975,933	1,871,239	41,852,486	9,129,088	196,083,892
Institutional Class(b)	1	75	—	—	—	—
Issued as reinvestment of dividends:
Class A	2,906	67,025	79	1,738	1,053	22,066
Class B	144	3,296	41	899	754	15,749
Class C	386	8,880	64	1,419	1,004	20,775
Investor Class	406,083	9,584,558	133,107	2,998,901	1,980,593	42.329,594
Institutional Class(b)	5	125	—	—	—	—
Issued in connection with acquisitions:(c)
Class A	358,553	8,129,264	—	—	—	—
Class B	12,188	274,073	—	—	—	—
Class C	141,108	3,196,730	—	—	—	—
Investor Class	18,158,568	421,589,898	—	—	—	—
Institutional Class(b)	457	10,372	—	—	—	—
Automatic conversion of Class B shares to Class A shares:(d)
Class A	616	14,249	—	—	—	—
Class B	(620)	(14,249)	—	—	—	—
Reacquired:
Class A	(293,293)	(6,843,585)	(6,040)	(132,490)	(76,664)	(1,616,139)
Class B	(17,882)	(407,375)	(3,380)	(72,715)	(1,218)	(23,368)
Class C	(161,274)	(3,700,978)	(56,839)	(1,250,795)	(184,935)	(3,899,641)
Investor Class	(29,734,616)	(698,630,574)	(4,032,844)	(90,192,939)	(18,683,127)	(400,808,650)
	(5,599,993)	$(137,173,207)	(2,027,909)	$(45,334,626)	(7,517,257)	$(161,200,032)
(a)	There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 27.67% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b)	Institutional Class shares commenced sales on November 3, 2003.
(c)	As of the open of business on November 4, 2003, the Fund acquired all of the net assets of INVESCO Balanced Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and INVESCO Balanced Fund shareholders on October, 21 2003. The acquisition was accomplished by a tax-free exchange of 18,670,874 shares of the Fund for 31,479,083 shares of INVESCO Balanced Fund outstanding as of the close of business on October 31, 2003. INVESCO Balanced Fund’s net assets at that date of $433,200,337 including $30,493,394 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $771,031,986.
(d)	Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$22.02		$21.47		$24.08	$25.28
Income from investment operations:
Net investment income	0.22		0.05		0.63	0.03
Net gains (losses) on securities (both realized and unrealized)	0.74		0.59		(1.89)	(0.95)
Total from investment operations	0.96		0.64		(1.26)	(0.92)
Less distributions:
Dividends from net investment income	(0.22)		(0.09)		(0.66)	(0.28)
Distributions from net realized gain	—		—		(0.69)	—
Total distributions	(0.22)		(0.09)		(1.35)	(0.28)
Net asset value, end of period	$22.76		$22.02		$21.47	$24.08
Total return(a)	4.34%		3.00%		(4.99)%	(3.64)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$4,393		$513		$546	$93
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.34	%(b)	1.34	%(c)	1.34%	1.18	%(c)
Without fee waivers and/or expense reimbursements	1.58	%(b)	2.57	%(c)	1.94%	1.18	%(c)
Ratio of net investment income to average net assets	1.14	%(b)	1.40	%(c)	1.76%	2.11	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $5,704,863.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$21.85		$21.31		$24.08	$25.28
Income from investment operations:
Net investment income	0.10		0.05		0.54	0.02
Net gains (losses) on securities (both realized and unrealized)	0.71		0.54		(1.94)	(0.96)
Total from investment operations	0.81		0.59		(1.40)	(0.94)
Less distributions:
Dividends from net investment income	(0.07)		(0.05)		(0.68)	(0.26)
Distributions from net realized gain	—		—		(0.69)	—
Total distributions	(0.07)		(0.05)		(1.37)	(0.26)
Net asset value, end of period	$22.59		$21.85		$21.31	$24.08
Total return(a)	3.71%		2.79%		(5.54)%	(3.76)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,676		$604		$570	$91
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.99	%(b)	1.99	%(c)	2.01%	1.86	%(c)
Without fee waivers and/or expense reimbursements	2.56	%(b)	3.07	%(c)	3.33%	1.86	%(c)
Ratio of net investment income to average net assets	0.49	%(b)	0.73	%(c)	1.13%	1.27	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $1,240,287.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			February 14, 2000 (Date sales commenced) to May 31, 2000
					2003	2002	2001
Net asset value, beginning of period	$22.03		$21.47		$23.60	$26.07	$27.30	$26.71
Income from investment operations:
Net investment income	0.10		0.03		0.12	0.05	0.43	0.29
Net gains (losses) on securities (both realized and unrealized)	0.71		0.57		(1.54)	(1.71)	(0.94)	0.87
Total from investment operations	0.81		0.60		(1.42)	(1.66)	(0.51)	1.16
Less distributions:
Dividends from net investment income	(0.07)		(0.04)		(0.02)	(0.08)	(0.02)	(0.57)
Distributions from net realized gain	—		—		(0.69)	(0.73)	(0.70)	—
Total distributions	(0.07)		(0.04)		(0.71)	(0.81)	(0.72)	(0.57)
Net asset value, end of period	$22.77		$22.03		$21.47	$23.60	$26.07	$27.30
Total return(a)	3.68%		2.79%		(5.91)%	(6.44)%	(1.78)%	4.40%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,449		$847		$787	$591	$334	$10
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.99	%(b)	1.99	%(c)	2.24%	2.59%	2.30%	2.94	%(c)
Without fee waivers and/or expense reimbursements	2.52	%(b)	3.26	%(c)	3.49%	2.59%	2.30%	2.94	%(c)
Ratio of net investment income to average net assets	0.49	%(b)	0.60	%(c)	0.89%	0.46%	0.84%	1.46	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $2,623,404.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,
					2003	2002	2001	2000
Net asset value, beginning of period	$22.53		$21.96		$24.28	$26.75	$27.74	$32.37
Income from investment operations:
Net investment income	0.29		0.09		0.40	0.39	0.55	0.81
Net gains (losses) on securities (both realized and unrealized)	0.73		0.57		(1.63)	(1.74)	(0.29)	(3.47)
Total from investment operations	1.02		0.66		(1.23)	(1.35)	0.26	(2.66)
Less distributions:
Dividends from net investment income	(0.25)		(0.09)		(0.40)	(0.39)	(0.55)	(0.81)
Distributions from net realized gain	—		—		(0.69)	(0.73)	(0.70)	(1.16)
Total distributions	(0.25)		(0.09)		(1.09)	(1.12)	(1.25)	(1.97)
Net asset value, end of period	$23.30		$22.53		$21.96	$24.28	$26.75	$27.74
Total return(a)	4.50%		2.99%		(4.85)%	(5.13)%	1.08%	(8.29)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$675,936		$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.23	% (b)	1.24	%(c)	1.26%	1.49%	1.27%	1.00%
Without fee waivers and/or expense reimbursements	1.47	% (b)	1.41	%(c)	1.50%	1.49%	1.27%	1.00%
Ratio of net investment income to average net assets	1.25	% (b)	1.48	%(c)	1.90%	1.57%	1.98%	2.60%
Portfolio turnover rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $874,402,937.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

	Institutional Class
	November 3, 2003 (Date sales commenced) to August 31, 2004
Net asset value, beginning of period	$22.77
Income from investment operations:
Net investment income	0.28
Net gains on securities (both realized and unrealized)	0.01
Total from investment operations	0.29
Less dividends from net investment income	(0.27)
Net asset value, end of period	$22.79
Total return(a)	1.27%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.99	%(b)
Without fee waivers and/or expense reimbursements	20.48	%(b)
Ratio of net investment income to average net assets	1.49	%(b)
Portfolio turnover rate(c)	156%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $10,630.
(c)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

NOTE 13—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Total Return Fund now known as AIM Total Return Fund (one of the funds constituting AIM Combination Stock & Bond Funds, formerly known as INVESCO Combination Stock & Bond Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Total Return Fund (“Fund”), a portfolio of AIM Combination Stock & Bond Funds (“Trust”), (formerly AIM Combination Stock & Bond Funds, Inc. and INVESCO Combination Stock & Bond Funds, Inc.), (“Company”), Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003 and November 4, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Matter	Votes For	Votes Against	Withheld/ Abstentions

	Directors/Matter	Votes For	Withholding Authority
(1)*	Bob R. Baker	166,072,606	8,345,394
	Frank S. Bayley	166,164,364	8,253,636
	James T. Bunch	166,212,186	8,205,814
	Bruce L. Crockett	166,235,538	8,182,462
	Albert R. Dowden	166,136,728	8,281,272
	Edward K. Dunn, Jr.	166,130,617	8,287,383
	Jack M. Fields	166,157,786	8,260,214
	Carl Frischling	166,013,925	8,404,075
	Robert H. Graham	166,017,725	8,400,275
	Gerald J. Lewis	165,893,700	8,524,300
	Prema Mathai-Davis	166,063,905	8,354,095
	Lewis F. Pennock	166,165,464	8,252,536
	Ruth H. Quigley	165,898,170	8,519,830
	Louis S. Sklar	166,094,101	8,323,899
	Larry Soll, Ph.D.	166,202,999	8,215,001
	Mark H. Williamson	165,982,958	8,435,042

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc

Proxy Results (Unaudited) (continued)

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.	12,537,007	166,328	236,509
(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	12,525,090	171,652	243,102
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	148,629,307	7,983,718	17,804,975	**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matters were then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc	15,558,586	205,409	2,642,698
(2)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	15,540,458	199,339	2,666,896
(3)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	156,957,964	8,515,900	19,869,530	**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions
(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	160,392,815	8,623,357	20,168,480	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Combination Stock & Bond Funds, Inc.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of May 31, 2004

The address of each trustee and officer of AIM Combination Stock & Bond Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None
Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer) and INVESCO Distributors Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Trustees
Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)
James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)
Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Trustees and Officers (continued)

As of May 31, 2004

The address of each trustee and officer of AIM Combination Stock & Bond Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee
Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)
Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None
Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None
Ruth H. Quigley — 1935 Trustee	2003	Retired	None
Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None
Larry Soll — 1942 Trustee	1997	Retired	None
Other Officers
Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds.

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox[5] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
[5]	Mr. Cox resigned from the Trust effective September 17, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street	National Asset Management Division and
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900	Fixed Income/Stable Value Division
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678	The Aegon Center 400 West Market Street Suite 2500 Louisville, KY 40202-3349
Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110-2801

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended August 31, 2004, 67.75% is eligible for the dividends received deduction for corporations.

For its tax year ended August 31, 2004, the Fund designated 67.42%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s year-end tax statement.

Required State Income Tax Information

Of the ordinary dividends paid, 1.53% was derived from U.S. Treasury Obligations.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund

AIM Basic Balanced Fund*

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Stock Fund1

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Dynamics Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Mid Cap Stock Fund1

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM S&P 500 Index Fund1

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Small Company Growth Fund1

AIM Total Return Fund*1

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund5

AIM Global Aggressive Growth Fund

AIM Global Equity Fund6

AIM Global Growth Fund

AIM Global Value Fund

AIM International Core Equity Fund1

AIM International Emerging Growth Fund7

AIM International Growth Fund

AIM Trimark Fund

Sector Equity

AIM Advantage Health Sciences Fund1

AIM Energy Fund1

AIM Financial Services Fund1

AIM Global Health Care Fund

AIM Gold & Precious Metals Fund1

AIM Health Sciences Fund1

AIM Leisure Fund1

AIM Multi-Sector Fund1

AIM Real Estate Fund

AIM Technology Fund1

AIM Utilities Fund1

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

Premier U.S. Government Money Portfolio1

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	AIM European Small Company Fund will close to new investors when net assets reach $500 million.

[6]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[7]	AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

If used after December 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $139 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $372 billion in assets under management. Data as of June 30, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-TRE-AR-1	A I M Distributors, Inc.

[Your goals. Our solutions.]

- registered trademark -

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

- registered trademark -

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2004	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$54,304	N/A	$59,500	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(3)	$21,661	0%	$5,400	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$75,965	0%	$64,900	0%

PWC billed the Registrant aggregate non-audit fees of $21,661 for the fiscal year ended 2004, and $5,400 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3)	Tax fees for the fiscal year end August 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end August 31, 2003 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2004 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(2)	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre- Approval Requirement(1)(3)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(4)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $15,450 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended September 14, 2004

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. Audit Services

The annual audit services engagement terms and estimated fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI. Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will be reported to the Audit Committee at the quarterly Audit Committee meeting. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly Audit Committee meeting of any such services billed by the Auditor and whether the amounts billed were within the estimated range of fees for the services rendered.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM	10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM	11. CONTROLS AND PROCEDURES.

(a)	As of September 21, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 21, 2004, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM	12. EXHIBITS.

12	(a) (1)	Code of Ethics.

12	(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12	(a) (3)	Not applicable.

12	(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Combination Stock & Bond Funds

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date: November 1, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date: November 1, 2004

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren Principal Financial Officer

Date: November 1, 2004

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.